Exhibit 4.1

NUMBER

AHC

COMMON STOCK

SHARES

ATLANTICUS HOLDINGS CORPORATION

CUSIP 04914Y 10 2

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

ATLANTICUS HOLDINGS CORPORATION

(the "Corporation"), transferable on the books of the Corporation, by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

Secretary

ATLANTICUS HOLDINGS CORPORATION
CORPORATE
SEAL
2009
GEORGIA

Chairman of the Board

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

SIgNATURE(S) gUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: NOTICE: Shares PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK wITH CHANgES MAKE CHANgES AND SEND ANOTHER PROOF Attorney ABnote North America 711 ARMSTRONg LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003 HOLLY GRONER 931-490-7660 PROOF OF: OCTOBER 29, 2012 ATLANTICUS HOLDINgS CORPORATION wO- 6152 BACK OPERATOR: DKS New ATLANTICUS HOLDINGS CORPORATION UNIF GIFT MIN ACT — ......................... Custodian ......................... (Cust) (Minor) under Uniform Gifts to Minors Act .............................................................. (State) UNIF TRF MIN ACT — ................. Custodian (until age ................) (Cust) ............................ under Uniform Transfers (Minor) to Minors Act .............................................. (State) KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.